UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4655 Great America Parkway, Suite 300

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	TNAV	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On February 6, 2020, Telenav, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended December 31, 2019. The Company also issued a related investor presentation (which the Company also posted on its website), and hosted an investor conference call and webcast, wherein the Company commented on operating results for the Company’s three months ended December 31, 2019 and provided outlook for the three months ending March 31, 2020. Subsequent to the issuance of the press release and related investor presentation (attached to the Form 8-K dated February 6, 2020 as Exhibits 99.1 and 99.2, respectively), and conference call and webcast with investors, the Company further reviewed and updated its reporting of revenue related to its agreements with Grab Holdings, Inc. and certain of its subsidiaries (the “Grab Transaction,” and Grab, together with its certain subsidiaries, collectively “Grab”). This updated revenue related to the Grab Transaction affects the three months ended September 30, 2019 and the three and six months ended December 31, 2019, as well as the outlook the Company provided on February 6, 2020 for the three months ending March 31, 2020.

On February 13, 2020, the Company filed an amended Form 10-Q for the three months ended September 30, 2019 and a Form 10-Q for the three and six months ended December 31, 2020. On February 13, 2020, the Company also issued a press release regarding its updated results for the three months ended September 30, 2019 and the three and six months ended December 31, 2020, as well as its outlook for the three months ending March 31, 2020.

The Information in this Current Report on Form 8-K (this “8-K”), including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in the attached exhibits to this 8-K. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached exhibits and the financial tables attached to each.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Telenav, Inc. Press Release dated February 13, 2020

99.2	Supplemental investor presentation of Telenav, Inc. dated February 13, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: February 13, 2020	By:	/s/ Adeel Manzoor
	Name:	Adeel Manzoor
	Title:	Chief Financial Officer